Exhibit 99.1

PROSPECTUS SUPPLEMENT
(To Prospectus dated January 23, 2001)


                         [TELECOM HOLDRS(SM) TRUST LOGO]

                        1,000,000,000 Depositary Receipts
                            Telecom HOLDRS(SM) Trust

     This prospectus supplement supplements information contained in the prospectus dated January 23, 2001, which updated the original prospectus dated January 31, 2000 relating to the sale of up to 1,000,000,000 depositary receipts by the Telecom HOLDRS(sm) Trust.

     The share amounts specified in the table on page 11 of the base prospectus shall be replaced with the following:

                                                           Share        Primary
 Name of Company                            Ticker        Amounts    Trading Market
 ALLTEL Corp.                                AT             2            NYSE
 AT&T Corp                                   T             25            NYSE
 AT&T Wireless Services(1)                  AWE           8.045          NYSE
 BCE Inc.                                   BCE             5            NYSE
 BellSouth Corp.                            BLS            15            NYSE
 Broadwing Inc.                             BRW             2            NYSE
 CenturyTel, Inc.                           CTL             1            NYSE
 Global Crossing Ltd.                        GX             6            NYSE
 Level 3 Communications, Inc.               LVLT            3         Nasdaq NMS
 McLeodUSA Inc.                             MCLD            3         Nasdaq NMS
 MCI Group                                  MCIT          0.88        Nasdaq NMS
 Nextel Communications, Inc.                NXTL            6         Nasdaq NMS
 NTL Incorporated                           NLI           1.25           NYSE
 Qwest Communications International Inc.     Q          12.91728         NYSE
 SBC Communications Inc.                    SBC            27            NYSE
 Sprint Corporation-FON Group               FON             6            NYSE
 Sprint Corporation-PCS Group               PCS             6            NYSE
 Telephone and Data Systems, Inc.           TDS             1            AMEX
 Verizon Communications                      VZ           21.76          NYSE
 WorldCom Group                             WCOM           22         Nasdaq NMS
 -----------------------


(1) On July 12, 2001, AT&T Corp. completed its spin-off of AT&T Wireless Services, Inc. As a result, AT&T distributed 0.3216 share of AT&T Wireless Services common stock for each share of AT&T. The share amount of AT&T Wireless represented by a round-lot 100 Telecom HOLDRS is 1.9308. For more information, please see the description of AT&T Wireless Services in Annex A of this prospectus supplement.

     The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

                                                  (continued on following page)

                                     ANNEX A


                       AT&T WIRELESS SERVICES, INC. (AWE)

     AT&T Wireless Services, Inc. is a provider of wireless voice and data services using time division multiple access (TDMA), analog and cellular digital packet data (CDPD) technologies. AT&T Wireless Services seeks to provide wireless services and to expand its customer base and revenue stream by attracting subscribers who are heavy users of communication services. AT&T Wireless Services and its affiliates and partners hold licenses that allow them to provide wireless services to the vast majority of the United States population. It supplements its operations with agreements that allow its subscribers to use other providers' wireless services in regions where it does not have operations. AT&T Wireless Services was spun-off from AT&T Corp. in July 2001.


              Closing             Closing              Closing             Closing              Closing             Closing
1996          Price    1997       Price     1998       Price    1999       Price     2000       Price    2001       Price
January       *        January    *         January    *        January    *         January    *        January    25.97
February      *        February   *         February   *        February   *         February   *        February   21.01
March         *        March      *         March      *        March      *         March      *        March      19.18
April         *        April      *         April      *        April      *         April      31.94    April      20.10
May           *        May        *         May        *        May        *         May        28.56    May        17.90
June          *        June       *         June       *        June       *         June       27.78    June       16.35
July          *        July       *         July       *        July       *         July       27.50    July       18.69
August        *        August     *         August     *        August     *         August     26.08    August     15.50
September     *        September  *         September  *        September  *         September  20.75    September  14.94
October       *        October    *         October    *        October    *         October    24.94
November      *        November   *         November   *        November   *         November   18.00
December      *        December   *         December   *        December   *         December   17.31

          The date of this prospectus supplement is September 30, 2001.